Supplement Dated June 19, 2009

To The Prospectus Dated July 29, 2008, as Revised For The

WisdomTree Global Equity Income Fund

(formerly the WisdomTree Europe Equity Income Fund)

The following information supplements, and should be read in conjunction with, the Prospectus and Statement of Additional Information for the Fund.

The WisdomTree Europe Equity Income Fund (Ticker Symbol: DEW) has changed its investment objective and has been renamed the WisdomTree Global Equity Income Fund. As of June 19, 2009, the Fund will become a “global” fund that invests in securities listed in the U.S., developed markets and emerging markets. The Fund will no longer focus its investments on European equity securities (though European securities will continue to be heavily represented in the Fund). The Fund’s investment objective will be to seek to track the price and yield performance, before fees and expenses, of the WisdomTree Global Equity Income Index. The Global Equity Income Index is a fundamentally weighted index that measures the performance of high dividend-yielding companies in the U.S., developed and emerging markets. Companies in the Index must pass WisdomTree’s market capitalization, liquidity, and other requirements. At the Index measurement date, companies with market capitalizations of at least $2 billion are ranked by dividend yield and those companies in the top 30% by dividend yield are selected for inclusion in the Index. Companies are weighted in the Index annually based on annual cash dividends paid. As of June 1, 2009, approximately 75% of the Index consisted of companies with market capitalizations over $10 billion and approximately 22% of the Index consisted of companies with market capitalizations between $2 billion and $10 billion.

In addition, as of June 19, 2009, the Fund will seek to achieve its investment objective by investing primarily in other WisdomTree exchange traded funds (“ETFs”). Instead of investing in several hundred securities, the Fund will now invest primarily in a few WisdomTree ETFs that, in turn, seek to track subsets of the WisdomTree Global Equity Income Index. The Fund intends to invest primarily in the WisdomTree Equity Income Fund, DEFA Equity Income Fund and Emerging Markets Equity Income Fund. By investing in these ETFs the Fund will achieve exposure to the securities in the Index. This change in strategy is intended to increase the efficiency of the Fund’s operations and facilitate trading in Fund shares. The change is not expected to generate any significant tax consequences for Fund investors.

The Fund’s fees, as a percentage of net assets, are shown below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(a)	0.00%
Acquired Fund Fees and Expenses(b)	0.54%
Total Annual Fund Operating Expenses	1.12%
Less: Fee Waivers(c)	(0.54%)
Net Annual Fund Operating Expenses(d)	0.58%
(a)

WisdomTree Asset Management has agreed to pay all operating expenses of the Fund, except interest expenses and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses through July 31, 2009. WisdomTree Asset management receives a fee of up to .0044% in exchange for providing certain non-advisory services to the Fund.

(b)

“Acquired Fund Fees and Expenses” reflect fees and expenses that are not directly paid by the Fund. Rather, they are indirectly incurred as a result of investment in shares of the Underlying Funds. This amount is based on an estimate of the Fund’s allocation to Underlying Funds for the current fiscal year.

(c)	The adviser has contractually agreed to waive a portion of its Management Fees equal to the Acquired Fund Fees through July 31, 2010.
(d)	“Net Annual Fund Operating Expenses” reflects the Fund’s Management Fees, after waiver, and the indirect fees and expenses of the Acquired Funds that are not directly paid by the Fund.

Certain risks associated with investment in the WisdomTree Global Equity Income Fund, as noted in the “Primary Investment Risks” section of the Fund’s Prospectus, are hereby replaced with the following disclosure:

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Underlying ETF Risk. The Fund pursues its investment objective by investing its assets primarily in the Underlying ETFs. The Fund’s investment performance, therefore, depends on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund will be subject to the risks associated with the Underlying ETFs and the securities held by such Underlying ETFs. References to the investments and risks of the Fund should be understood, unless otherwise indicated, as references to the investments and risks of the Underlying

ETFs. The Underlying ETFs invest in, among other things, emerging market securities. Emerging market securities are subject to additional risks not associated with investing in U.S. securities or securities from more developed markets. These risks include greater price volatility, lower trading volume and liquidity and greater social, political and economic uncertainty.

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Telecommunication Investing. The Fund generally invests a relatively large percentage of its assets in the telecommunication industry. The telecommunication industry can be significantly affected by, among other things, government intervention and regulation, the need for companies to commit substantial capital to meet increasing competition, and technological innovations that may make the products and services of telecommunications companies obsolete.

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Geographic Concentration Risk. To the extent the Fund invests a significant portion of its assets in the securities of a single country or region it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund’s performance. The Fund generally invests a relatively large percentage of its assets in companies organized in the U.S. and the United Kingdom.

The following sentence is added at the end of the Prospectus section entitled “Investments by Registered Investment Companies”:

The relief from 12(d)(1) is not available for investments in the WisdomTree Global Equity Income Fund, since this Fund operates as an “ETF of ETFs.”

Additional information about the Fund and the other WisdomTree ETFs is available at www.wisdomtree.com.

WIS-SPB002-0609